IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: NANOSTRING TECHNOLOGIES, INC., et al.,1 Debtors. Chapter 11 Case No. 24-10160 (CTG) (Jointly Administered) GLOBAL NOTES TO MONTHLY OPERATING REPORT FOR NANOSTRING TECHNOLOGIES, INC. AND ITS DEBTOR AFFILIATES On February 4, 2024, NanoString Technologies, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), each commenced a voluntary case (collectively, these “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of the Debtors’ Monthly Operating Reports (collectively, the “MORs”). Introduction. The MORs are unaudited and do not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and are not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in the MORs has been derived from the Debtors’ books and records but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. To comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared the MORs using the best information presently available to them, which has been collected, maintained, and prepared in accordance with the Debtors’ historical accounting practices. The MORs are true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The MORs are limited in scope, cover only the period referenced on the MOR cover pages, and have been prepared solely for the purpose of complying with the monthly reporting requirements of these Chapter 11 Cases. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the applicable reporting period, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. Although the Debtors generally prepare their financial statements on a consolidated basis, the MORs have been prepared on an entity-by-entity basis (excluding most intercompany eliminations). Given the complexity of the Debtors’ business, inadvertent errors or omission 1 The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification numbers, to the extent applicable, are NanoString Technologies, Inc. (4687), NanoString Technologies International, Inc. (2723), NanoString Technologies Netherlands B.V., and NanoString Technologies Germany GmbH. The Debtors’ headquarters is located at 530 Fairview Avenue North, Suite 2000, Seattle, WA 98109. Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 1 of 19

2 may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in the MORs. Further, the Debtors reserve the right to amend or supplement the MORs, if necessary, but shall be under no obligation to do so. 1. Currency. Unless otherwise indicated, all amounts listed in the MORs are reflected in U.S. dollars. 2. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Debtors’ Motion for Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Maintain Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, and (C) Continue to Perform Intercompany Transactions; (II) Waiving Certain Operating Guidelines; (III) Suspending Time to Comply with Section 345(b) of the Bankruptcy Code and (IV) Granting Related Relief (Docket No. 10) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Disbursements attributed to each entity represent the entity on behalf of which payments were made. 3. Supporting Documentation. Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee for the District of Delaware in connection with the completion of UST Form 11-MOR, Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany, debtor-to-debtor transactions, and escrow account fundings. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. Balance Sheet. Liabilities Subject to Compromise (“LSTC”) represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities is subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation, or other events. 4. Part 5 Questionnaire. The Debtors inadvertently made a payment to Bird & Bird LLP (“Bird & Bird”) during the reporting period (but prior to Bird & Bird’s retention in these Chapter 11 Cases), which has been listed in Part 7(h). Bird & Bird has agreed to refund such payment to the Debtors, which refund is currently in process. Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 2 of 19

3 5. Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases, the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, vendors, customers, and certain other prepetition creditors. All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the Debtors’ postpetition financing facility. Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 3 of 19

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. NanoString Technologies Germany GmbH Debtor(s) § § § § Case No. 24-10163 Lead Case No. 24-10160 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 02/04/2024 Months Pending: 3 Industry Classification: 3 3 4 5 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 5 Debtor's Full-Time Employees (as of date of order for relief): 5 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Allison S. Mielke 05/22/2024 Allison S. Mielke Rodney Square, 1000 North King Street, Wilmington, DE 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 4 of 19

UST Form 11-MOR (12/01/2021) 2 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $0 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $65,000 $128,346 d. Cash balance end of month (a+b-c) $-65,000 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $65,000 $128,346 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $15,025 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory ( (attach explanation))Book Market Other $0 d Total current assets $895,356 e. Total assets $895,356 f. Postpetition payables (excluding taxes) $18,026 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $18,026 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $55,803 n. Total liabilities (debt) (j+k+l+m) $73,829 o. Ending equity/net worth (e-n) $821,527 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $78,913 b. Cost of goods sold (inclusive of depreciation, if applicable) $11,003 c. Gross profit (a-b) $67,910 d. Selling expenses $0 e. General and administrative expenses $34,542 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $28,206 h. Interest $0 i. Taxes (local, state, and federal) $-1,549 j. Reorganization items $0 k. Profit (loss) $-3,780 $8,495 Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 5 of 19

UST Form 11-MOR (12/01/2021) 3 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 6 of 19

UST Form 11-MOR (12/01/2021) 4 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 7 of 19

UST Form 11-MOR (12/01/2021) 5 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 8 of 19

UST Form 11-MOR (12/01/2021) 6 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 9 of 19

UST Form 11-MOR (12/01/2021) 7 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 10 of 19

UST Form 11-MOR (12/01/2021) 8 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $-3,935 $-9,464 b. Postpetition income taxes paid (local, state, and federal) $1,549 $1,549 c. Postpetition employer payroll taxes accrued $0 $18,977 d. Postpetition employer payroll taxes paid $7,733 $27,459 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $-5,459 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 11 of 19

UST Form 11-MOR (12/01/2021) 9 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Tom Bailey Signature of Responsible Party Chief Financial Officer Printed Name of Responsible Party 05/22/2024 DateTitle Tom Bailey Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 12 of 19

UST Form 11-MOR (12/01/2021) 10 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 13 of 19

UST Form 11-MOR (12/01/2021) 11 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 14 of 19

UST Form 11-MOR (12/01/2021) 12 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 PageFour PageThree Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 15 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Cash from Customers 11,200$ -$ -$ -$ Interest income 155 - - - VAT refund - - - - Total Operating Receipts 11,355 - - - Total Receipts 11,355 - - - Payroll, benefits and employee reimbursements (5,388) - (37) (127) Operations (9,036) - (28) (72) Total Operating Disbursements (14,424) - (65) (199) Professional Fees(2) Debtor(3) (3,502) - - - DIP Lender - - - - UCC (450) - - - US Trustee - - - - Other Restructuring Activities - - - - Total Restructuring Disbursements (3,952) - - - Debt service - - - - Total Disbursements (18,376) -$ (65)$ (199)$ Net Cash Flow (7,021)$ -$ (65)$ (199)$ Beginning Cash - Debtors 44,790$ -$ -$ 53$ (+/-) Net Cash Flow (7,021) - (65) (199) (+/-) Transfers Between Debtor Accounts (254) - 65 189 (+/-) Transfers Between Non-Debtor Accounts (746) - - - Ending Cash - Debtors 36,769$ -$ -$ 43$ (MOR part1d) Cash Balance End of Month 40,550$ -$ (65)$ (146)$ Footnotes: (1) All information contained herein is unaudited and subject to future adjustment. (2) Includes estimates for debtor, lender, and UCC professional fees, as well as UST fees. Reserved weekly per the DIP Order. (3) Includes transfers to professional fees escrow account. Disbursements for Calculating U.S. Trustee Quarterly Fees: Total Disbursements 18,376$ -$ 65$ 199$ +/- Transfers to Escrow Accounts (2,781) - - - +/- Transfers to Debtor in Possession Accounts - - - - Total Disbursements for Calculating U.S. Trustee Quarterly Fees 15,595$ -$ 65$ 199$ Schedule A: Statement of cash receipts and disbursements(1) Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 16 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Assets Current assets: Cash and cash equivalents 36,769$ -$ -$ 44$ Accounts receivable, net 18,520 - 15 132 Inventory, net 55,772 - - - Prepaid expenses and other 4,559 - 45 165 Intercompany receivables 3,080 - 835 - Total current assets 118,700 - 895 341 Property and equipment, net 37,351 - - 863 Operating lease right-of-use assets 11,914 - - - Other assets 2,874 - - 47 Investment in subsidiaries 238 - - - Total assets 171,077$ -$ 895$ 1,251$ Liabilities and Stockholders’ Equity Liabilities Not Subject to Compromise DIP facility 48,131$ -$ -$ -$ Accounts payable 2,166 - 11 14 Accrued liabilities 3,185 - - - Accrued compensation and other employee benefits 1,793 - 6 110 Intercompany payables - - - - Current portion of deferred revenue and other liabilities 11,943 - - - Current portion of operating lease liabilities 5,917 - - - Long-term portion of deferred revenue and other liabilities 5,211 - - - Long-term portion of operating lease liabilities 10,835 - - - Total liabilities not subject to compromise 89,181 - 17 124 Liabilities Subject to Compromise Secured debt 25,000 - - - Unsecured debt 322,129 - 56 680 Total liabilities subject to compromise 347,129 - 56 680 Total liabilities 436,310 - 73 804 Stockholders’ equity Common stock 5 - - - Additional paid-in-capital 833,669 - 34 - Accumulated (deficit) earnings (1,098,907) - 788 447 Total stockholders’ deficit (265,233) - 822 447 Total liabilities and stockholders’ equity 171,077$ -$ 895$ 1,251$ Book Value as of April 30, 2024 Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Schedule B: Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 17 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Revenue: Product 4,844$ -$ -$ -$ Service and other 1,556 - 79 198 Total revenue 6,400 - 79 198 Costs and expenses: Cost of product revenue 2,972 - - - Cost of service and other revenue 1,303 - 11 - Total cost of revenue 4,275 - 11 - Research and development 1,278 - - - Selling, general and administrative 2,781 - 63 186 Total costs and expenses 8,334 - 74 186 Income (loss) from operations (1,934) - 5 12 Other income (expense): Interest income 155 - - - Interest expense (787) - - - Reorganization costs (13,818) - - - Loss on debt extinguishment (42,230) - - - Other income (expense), net (74) - (7) 4 Total other income (expense), net (56,754) - (7) 4 Net income (loss) before provision for income taxes (58,688) - (2) 16 Provision for income taxes - - (2) (2) Net income (loss) (58,688)$ -$ (4)$ 14$ For the 1 Month Ended April 30, 2024 Schedule C: Statement of operations (profit or loss statement) Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 18 of 19

($ in thousands) Account Holder Bank Open/Closed in Period Account Number End of Period Book Balance as of April 30, 2024 NanoString Technologies, Inc. PNC N/A X4438 6,241$ NanoString Technologies, Inc. PNC N/A X3656 30,291$ NanoString Technologies, Inc. PNC N/A X5079 33$ NanoString Technologies, Inc. SVB N/A X5420 204$ NanoString Technologies, Inc. SVB N/A X0135 -$ NanoString Technologies, Inc. SVB N/A X7003 -$ NanoString Technologies, Inc. SVB N/A X1862 -$ NanoString Technologies Netherlands B.V. Wise N/A X8469 44$ Schedule D Listing of Bank Accounts Case 24-10160-CTG Doc 577 Filed 05/22/24 Page 19 of 19

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: NANOSTRING TECHNOLOGIES, INC., et al.,1 Debtors. Chapter 11 Case No. 24-10160 (CTG) (Jointly Administered) GLOBAL NOTES TO MONTHLY OPERATING REPORT FOR NANOSTRING TECHNOLOGIES, INC. AND ITS DEBTOR AFFILIATES On February 4, 2024, NanoString Technologies, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), each commenced a voluntary case (collectively, these “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of the Debtors’ Monthly Operating Reports (collectively, the “MORs”). Introduction. The MORs are unaudited and do not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and are not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in the MORs has been derived from the Debtors’ books and records but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. To comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared the MORs using the best information presently available to them, which has been collected, maintained, and prepared in accordance with the Debtors’ historical accounting practices. The MORs are true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The MORs are limited in scope, cover only the period referenced on the MOR cover pages, and have been prepared solely for the purpose of complying with the monthly reporting requirements of these Chapter 11 Cases. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the applicable reporting period, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. Although the Debtors generally prepare their financial statements on a consolidated basis, the MORs have been prepared on an entity-by-entity basis (excluding most intercompany eliminations). Given the complexity of the Debtors’ business, inadvertent errors or omission 1 The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification numbers, to the extent applicable, are NanoString Technologies, Inc. (4687), NanoString Technologies International, Inc. (2723), NanoString Technologies Netherlands B.V., and NanoString Technologies Germany GmbH. The Debtors’ headquarters is located at 530 Fairview Avenue North, Suite 2000, Seattle, WA 98109. Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 1 of 19

2 may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in the MORs. Further, the Debtors reserve the right to amend or supplement the MORs, if necessary, but shall be under no obligation to do so. 1. Currency. Unless otherwise indicated, all amounts listed in the MORs are reflected in U.S. dollars. 2. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Debtors’ Motion for Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Maintain Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, and (C) Continue to Perform Intercompany Transactions; (II) Waiving Certain Operating Guidelines; (III) Suspending Time to Comply with Section 345(b) of the Bankruptcy Code and (IV) Granting Related Relief (Docket No. 10) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Disbursements attributed to each entity represent the entity on behalf of which payments were made. 3. Supporting Documentation. Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee for the District of Delaware in connection with the completion of UST Form 11-MOR, Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany, debtor-to-debtor transactions, and escrow account fundings. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. Balance Sheet. Liabilities Subject to Compromise (“LSTC”) represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities is subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation, or other events. 4. Part 5 Questionnaire. The Debtors inadvertently made a payment to Bird & Bird LLP (“Bird & Bird”) during the reporting period (but prior to Bird & Bird’s retention in these Chapter 11 Cases), which has been listed in Part 7(h). Bird & Bird has agreed to refund such payment to the Debtors, which refund is currently in process. Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 2 of 19

3 5. Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases, the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, vendors, customers, and certain other prepetition creditors. All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the Debtors’ postpetition financing facility. Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 3 of 19

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. NanoString Technologies, Inc. Debtor(s) § § § § Case No. 24-10160 Lead Case No. 24-10160 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 02/04/2024 Months Pending: 3 Industry Classification: 3 3 4 5 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 417 Debtor's Full-Time Employees (as of date of order for relief): 426 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Allison S. Mielke 05/22/2024 Allison S. Mielke Rodney Square, 1000 North King Street, Wilmington, DE 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 4 of 19

UST Form 11-MOR (12/01/2021) 2 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $44,790,155 b. Total receipts (net of transfers between accounts) $11,355,114 $33,976,145 c. Total disbursements (net of transfers between accounts) $15,595,000 $38,841,372 d. Cash balance end of month (a+b-c) $40,550,269 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $15,595,000 $38,841,372 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $18,520,308 b. Accounts receivable over 90 days outstanding (net of allowance) $2,876,619 c. Inventory ( (attach explanation))Book Market Other $55,771,885 d Total current assets $118,699,320 e. Total assets $171,077,163 f. Postpetition payables (excluding taxes) $89,577,500 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $-396,317 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $89,181,183 k. Prepetition secured debt $25,000,000 l. Prepetition priority debt $0 m. Prepetition unsecured debt $322,128,809 n. Total liabilities (debt) (j+k+l+m) $436,309,992 o. Ending equity/net worth (e-n) $-265,232,829 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $6,399,881 b. Cost of goods sold (inclusive of depreciation, if applicable) $4,274,860 c. Gross profit (a-b) $2,125,021 d. Selling expenses $0 e. General and administrative expenses $2,635,094 f. Other expenses $42,229,771 g. Depreciation and/or amortization (not included in 4b) $1,423,391 h. Interest $-631,562 i. Taxes (local, state, and federal) $0 j. Reorganization items $13,817,842 k. Profit (loss) $-58,686,312 $-80,463,871 Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 5 of 19

UST Form 11-MOR (12/01/2021) 3 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $2,868,577 $2,868,577 Itemized Breakdown by Firm Firm Name Role i Perella Weinberg Partners LP Financial Professional $0 $0 $300,000 $300,000 ii Kroll Restructuring AdministratFinancial Professional $0 $0 $190,143 $190,143 iii Young Conaway Stargatt & TayCo-Counsel $0 $0 $212,317 $212,317 iv Willkie Farr & Gallagher LLP aCo-Counsel $0 $0 $1,663,576 $1,663,576 v AlixPartners, LLP Financial Professional $0 $0 $497,481 $497,481 vi Bird & Bird LLP Special Counsel $0 $0 $5,061 $5,061 vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 6 of 19

UST Form 11-MOR (12/01/2021) 4 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 7 of 19

UST Form 11-MOR (12/01/2021) 5 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $223,058 $223,058 $21,050 $21,050 Itemized Breakdown by Firm Firm Name Role i Fox Rothschild LLP Other $4,986 $4,986 $4,986 $4,986 ii Wilson Sonsini Goodrich & Ro Other $25,029 $25,029 $16,064 $16,064 iii Cooley LLP Other $193,043 $193,043 $0 $0 iv v vi vii viii ix x xi xii xiii xiv Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 8 of 19

UST Form 11-MOR (12/01/2021) 6 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 9 of 19

UST Form 11-MOR (12/01/2021) 7 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 10 of 19

UST Form 11-MOR (12/01/2021) 8 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 xcix c c. All professional fees and expenses (debtor & committees) $223,058 $223,058 $2,889,626 $2,889,626 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $43,896 b. Postpetition income taxes paid (local, state, and federal) $128,220 $128,220 c. Postpetition employer payroll taxes accrued $35,717 $340,615 d. Postpetition employer payroll taxes paid $176,696 $811,114 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $-432,034 $-1,100,270 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 11 of 19

UST Form 11-MOR (12/01/2021) 9 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Tom Bailey Signature of Responsible Party Chief Financial Officer Printed Name of Responsible Party 05/22/2024 DateTitle Tom Bailey Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 12 of 19

UST Form 11-MOR (12/01/2021) 10 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 13 of 19

UST Form 11-MOR (12/01/2021) 11 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 14 of 19

UST Form 11-MOR (12/01/2021) 12 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 PageFour PageThree Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 15 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Cash from Customers 11,200$ -$ -$ -$ Interest income 155 - - - VAT refund - - - - Total Operating Receipts 11,355 - - - Total Receipts 11,355 - - - Payroll, benefits and employee reimbursements (5,388) - (37) (127) Operations (9,036) - (28) (72) Total Operating Disbursements (14,424) - (65) (199) Professional Fees(2) Debtor(3) (3,502) - - - DIP Lender - - - - UCC (450) - - - US Trustee - - - - Other Restructuring Activities - - - - Total Restructuring Disbursements (3,952) - - - Debt service - - - - Total Disbursements (18,376) -$ (65)$ (199)$ Net Cash Flow (7,021)$ -$ (65)$ (199)$ Beginning Cash - Debtors 44,790$ -$ -$ 53$ (+/-) Net Cash Flow (7,021) - (65) (199) (+/-) Transfers Between Debtor Accounts (254) - 65 189 (+/-) Transfers Between Non-Debtor Accounts (746) - - - Ending Cash - Debtors 36,769$ -$ -$ 43$ (MOR part1d) Cash Balance End of Month 40,550$ -$ (65)$ (146)$ Footnotes: (1) All information contained herein is unaudited and subject to future adjustment. (2) Includes estimates for debtor, lender, and UCC professional fees, as well as UST fees. Reserved weekly per the DIP Order. (3) Includes transfers to professional fees escrow account. Disbursements for Calculating U.S. Trustee Quarterly Fees: Total Disbursements 18,376$ -$ 65$ 199$ +/- Transfers to Escrow Accounts (2,781) - - - +/- Transfers to Debtor in Possession Accounts - - - - Total Disbursements for Calculating U.S. Trustee Quarterly Fees 15,595$ -$ 65$ 199$ Schedule A: Statement of cash receipts and disbursements(1) Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 16 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Assets Current assets: Cash and cash equivalents 36,769$ -$ -$ 44$ Accounts receivable, net 18,520 - 15 132 Inventory, net 55,772 - - - Prepaid expenses and other 4,559 - 45 165 Intercompany receivables 3,080 - 835 - Total current assets 118,700 - 895 341 Property and equipment, net 37,351 - - 863 Operating lease right-of-use assets 11,914 - - - Other assets 2,874 - - 47 Investment in subsidiaries 238 - - - Total assets 171,077$ -$ 895$ 1,251$ Liabilities and Stockholders’ Equity Liabilities Not Subject to Compromise DIP facility 48,131$ -$ -$ -$ Accounts payable 2,166 - 11 14 Accrued liabilities 3,185 - - - Accrued compensation and other employee benefits 1,793 - 6 110 Intercompany payables - - - - Current portion of deferred revenue and other liabilities 11,943 - - - Current portion of operating lease liabilities 5,917 - - - Long-term portion of deferred revenue and other liabilities 5,211 - - - Long-term portion of operating lease liabilities 10,835 - - - Total liabilities not subject to compromise 89,181 - 17 124 Liabilities Subject to Compromise Secured debt 25,000 - - - Unsecured debt 322,129 - 56 680 Total liabilities subject to compromise 347,129 - 56 680 Total liabilities 436,310 - 73 804 Stockholders’ equity Common stock 5 - - - Additional paid-in-capital 833,669 - 34 - Accumulated (deficit) earnings (1,098,907) - 788 447 Total stockholders’ deficit (265,233) - 822 447 Total liabilities and stockholders’ equity 171,077$ -$ 895$ 1,251$ Book Value as of April 30, 2024 Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Schedule B: Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 17 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Revenue: Product 4,844$ -$ -$ -$ Service and other 1,556 - 79 198 Total revenue 6,400 - 79 198 Costs and expenses: Cost of product revenue 2,972 - - - Cost of service and other revenue 1,303 - 11 - Total cost of revenue 4,275 - 11 - Research and development 1,278 - - - Selling, general and administrative 2,781 - 63 186 Total costs and expenses 8,334 - 74 186 Income (loss) from operations (1,934) - 5 12 Other income (expense): Interest income 155 - - - Interest expense (787) - - - Reorganization costs (13,818) - - - Loss on debt extinguishment (42,230) - - - Other income (expense), net (74) - (7) 4 Total other income (expense), net (56,754) - (7) 4 Net income (loss) before provision for income taxes (58,688) - (2) 16 Provision for income taxes - - (2) (2) Net income (loss) (58,688)$ -$ (4)$ 14$ For the 1 Month Ended April 30, 2024 Schedule C: Statement of operations (profit or loss statement) Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 18 of 19

($ in thousands) Account Holder Bank Open/Closed in Period Account Number End of Period Book Balance as of April 30, 2024 NanoString Technologies, Inc. PNC N/A X4438 6,241$ NanoString Technologies, Inc. PNC N/A X3656 30,291$ NanoString Technologies, Inc. PNC N/A X5079 33$ NanoString Technologies, Inc. SVB N/A X5420 204$ NanoString Technologies, Inc. SVB N/A X0135 -$ NanoString Technologies, Inc. SVB N/A X7003 -$ NanoString Technologies, Inc. SVB N/A X1862 -$ NanoString Technologies Netherlands B.V. Wise N/A X8469 44$ Schedule D Listing of Bank Accounts Case 24-10160-CTG Doc 574 Filed 05/22/24 Page 19 of 19

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: NANOSTRING TECHNOLOGIES, INC., et al.,1 Debtors. Chapter 11 Case No. 24-10160 (CTG) (Jointly Administered) GLOBAL NOTES TO MONTHLY OPERATING REPORT FOR NANOSTRING TECHNOLOGIES, INC. AND ITS DEBTOR AFFILIATES On February 4, 2024, NanoString Technologies, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), each commenced a voluntary case (collectively, these “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of the Debtors’ Monthly Operating Reports (collectively, the “MORs”). Introduction. The MORs are unaudited and do not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and are not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in the MORs has been derived from the Debtors’ books and records but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. To comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared the MORs using the best information presently available to them, which has been collected, maintained, and prepared in accordance with the Debtors’ historical accounting practices. The MORs are true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The MORs are limited in scope, cover only the period referenced on the MOR cover pages, and have been prepared solely for the purpose of complying with the monthly reporting requirements of these Chapter 11 Cases. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the applicable reporting period, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. Although the Debtors generally prepare their financial statements on a consolidated basis, the MORs have been prepared on an entity-by-entity basis (excluding most intercompany eliminations). Given the complexity of the Debtors’ business, inadvertent errors or omission 1 The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification numbers, to the extent applicable, are NanoString Technologies, Inc. (4687), NanoString Technologies International, Inc. (2723), NanoString Technologies Netherlands B.V., and NanoString Technologies Germany GmbH. The Debtors’ headquarters is located at 530 Fairview Avenue North, Suite 2000, Seattle, WA 98109. Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 1 of 19

2 may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in the MORs. Further, the Debtors reserve the right to amend or supplement the MORs, if necessary, but shall be under no obligation to do so. 1. Currency. Unless otherwise indicated, all amounts listed in the MORs are reflected in U.S. dollars. 2. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Debtors’ Motion for Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Maintain Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, and (C) Continue to Perform Intercompany Transactions; (II) Waiving Certain Operating Guidelines; (III) Suspending Time to Comply with Section 345(b) of the Bankruptcy Code and (IV) Granting Related Relief (Docket No. 10) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Disbursements attributed to each entity represent the entity on behalf of which payments were made. 3. Supporting Documentation. Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee for the District of Delaware in connection with the completion of UST Form 11-MOR, Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany, debtor-to-debtor transactions, and escrow account fundings. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. Balance Sheet. Liabilities Subject to Compromise (“LSTC”) represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities is subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation, or other events. 4. Part 5 Questionnaire. The Debtors inadvertently made a payment to Bird & Bird LLP (“Bird & Bird”) during the reporting period (but prior to Bird & Bird’s retention in these Chapter 11 Cases), which has been listed in Part 7(h). Bird & Bird has agreed to refund such payment to the Debtors, which refund is currently in process. Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 2 of 19

3 5. Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases, the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, vendors, customers, and certain other prepetition creditors. All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the Debtors’ postpetition financing facility. Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 3 of 19

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. NanoString Technologies International, Inc. Debtor(s) § § § § Case No. 24-10161 Lead Case No. 24-10160 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 02/04/2024 Months Pending: 3 Industry Classification: 3 3 4 5 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Allison S. Mielke 05/22/2024 Allison S. Mielke Rodney Square, 1000 North King Street, Wilmington, DE 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 4 of 19

UST Form 11-MOR (12/01/2021) 2 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $0 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $0 $0 d. Cash balance end of month (a+b-c) $0 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $0 $0 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory ( (attach explanation))Book Market Other $0 d Total current assets $0 e. Total assets $0 f. Postpetition payables (excluding taxes) $0 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $0 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $0 n. Total liabilities (debt) (j+k+l+m) $0 o. Ending equity/net worth (e-n) $0 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $0 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $0 $0 Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 5 of 19

UST Form 11-MOR (12/01/2021) 3 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 6 of 19

UST Form 11-MOR (12/01/2021) 4 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 7 of 19

UST Form 11-MOR (12/01/2021) 5 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 8 of 19

UST Form 11-MOR (12/01/2021) 6 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 9 of 19

UST Form 11-MOR (12/01/2021) 7 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 10 of 19

UST Form 11-MOR (12/01/2021) 8 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 11 of 19

UST Form 11-MOR (12/01/2021) 9 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Tom Bailey Signature of Responsible Party Chief Financial Officer Printed Name of Responsible Party 05/22/2024 DateTitle Tom Bailey Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 12 of 19

UST Form 11-MOR (12/01/2021) 10 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 13 of 19

UST Form 11-MOR (12/01/2021) 11 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 14 of 19

UST Form 11-MOR (12/01/2021) 12 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 PageFour PageThree Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 15 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Cash from Customers 11,200$ -$ -$ -$ Interest income 155 - - - VAT refund - - - - Total Operating Receipts 11,355 - - - Total Receipts 11,355 - - - Payroll, benefits and employee reimbursements (5,388) - (37) (127) Operations (9,036) - (28) (72) Total Operating Disbursements (14,424) - (65) (199) Professional Fees(2) Debtor(3) (3,502) - - - DIP Lender - - - - UCC (450) - - - US Trustee - - - - Other Restructuring Activities - - - - Total Restructuring Disbursements (3,952) - - - Debt service - - - - Total Disbursements (18,376) -$ (65)$ (199)$ Net Cash Flow (7,021)$ -$ (65)$ (199)$ Beginning Cash - Debtors 44,790$ -$ -$ 53$ (+/-) Net Cash Flow (7,021) - (65) (199) (+/-) Transfers Between Debtor Accounts (254) - 65 189 (+/-) Transfers Between Non-Debtor Accounts (746) - - - Ending Cash - Debtors 36,769$ -$ -$ 43$ (MOR part1d) Cash Balance End of Month 40,550$ -$ (65)$ (146)$ Footnotes: (1) All information contained herein is unaudited and subject to future adjustment. (2) Includes estimates for debtor, lender, and UCC professional fees, as well as UST fees. Reserved weekly per the DIP Order. (3) Includes transfers to professional fees escrow account. Disbursements for Calculating U.S. Trustee Quarterly Fees: Total Disbursements 18,376$ -$ 65$ 199$ +/- Transfers to Escrow Accounts (2,781) - - - +/- Transfers to Debtor in Possession Accounts - - - - Total Disbursements for Calculating U.S. Trustee Quarterly Fees 15,595$ -$ 65$ 199$ Schedule A: Statement of cash receipts and disbursements(1) Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 16 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Assets Current assets: Cash and cash equivalents 36,769$ -$ -$ 44$ Accounts receivable, net 18,520 - 15 132 Inventory, net 55,772 - - - Prepaid expenses and other 4,559 - 45 165 Intercompany receivables 3,080 - 835 - Total current assets 118,700 - 895 341 Property and equipment, net 37,351 - - 863 Operating lease right-of-use assets 11,914 - - - Other assets 2,874 - - 47 Investment in subsidiaries 238 - - - Total assets 171,077$ -$ 895$ 1,251$ Liabilities and Stockholders’ Equity Liabilities Not Subject to Compromise DIP facility 48,131$ -$ -$ -$ Accounts payable 2,166 - 11 14 Accrued liabilities 3,185 - - - Accrued compensation and other employee benefits 1,793 - 6 110 Intercompany payables - - - - Current portion of deferred revenue and other liabilities 11,943 - - - Current portion of operating lease liabilities 5,917 - - - Long-term portion of deferred revenue and other liabilities 5,211 - - - Long-term portion of operating lease liabilities 10,835 - - - Total liabilities not subject to compromise 89,181 - 17 124 Liabilities Subject to Compromise Secured debt 25,000 - - - Unsecured debt 322,129 - 56 680 Total liabilities subject to compromise 347,129 - 56 680 Total liabilities 436,310 - 73 804 Stockholders’ equity Common stock 5 - - - Additional paid-in-capital 833,669 - 34 - Accumulated (deficit) earnings (1,098,907) - 788 447 Total stockholders’ deficit (265,233) - 822 447 Total liabilities and stockholders’ equity 171,077$ -$ 895$ 1,251$ Book Value as of April 30, 2024 Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Schedule B: Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 17 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Revenue: Product 4,844$ -$ -$ -$ Service and other 1,556 - 79 198 Total revenue 6,400 - 79 198 Costs and expenses: Cost of product revenue 2,972 - - - Cost of service and other revenue 1,303 - 11 - Total cost of revenue 4,275 - 11 - Research and development 1,278 - - - Selling, general and administrative 2,781 - 63 186 Total costs and expenses 8,334 - 74 186 Income (loss) from operations (1,934) - 5 12 Other income (expense): Interest income 155 - - - Interest expense (787) - - - Reorganization costs (13,818) - - - Loss on debt extinguishment (42,230) - - - Other income (expense), net (74) - (7) 4 Total other income (expense), net (56,754) - (7) 4 Net income (loss) before provision for income taxes (58,688) - (2) 16 Provision for income taxes - - (2) (2) Net income (loss) (58,688)$ -$ (4)$ 14$ For the 1 Month Ended April 30, 2024 Schedule C: Statement of operations (profit or loss statement) Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 18 of 19

($ in thousands) Account Holder Bank Open/Closed in Period Account Number End of Period Book Balance as of April 30, 2024 NanoString Technologies, Inc. PNC N/A X4438 6,241$ NanoString Technologies, Inc. PNC N/A X3656 30,291$ NanoString Technologies, Inc. PNC N/A X5079 33$ NanoString Technologies, Inc. SVB N/A X5420 204$ NanoString Technologies, Inc. SVB N/A X0135 -$ NanoString Technologies, Inc. SVB N/A X7003 -$ NanoString Technologies, Inc. SVB N/A X1862 -$ NanoString Technologies Netherlands B.V. Wise N/A X8469 44$ Schedule D Listing of Bank Accounts Case 24-10160-CTG Doc 575 Filed 05/22/24 Page 19 of 19

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: NANOSTRING TECHNOLOGIES, INC., et al.,1 Debtors. Chapter 11 Case No. 24-10160 (CTG) (Jointly Administered) GLOBAL NOTES TO MONTHLY OPERATING REPORT FOR NANOSTRING TECHNOLOGIES, INC. AND ITS DEBTOR AFFILIATES On February 4, 2024, NanoString Technologies, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), each commenced a voluntary case (collectively, these “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of the Debtors’ Monthly Operating Reports (collectively, the “MORs”). Introduction. The MORs are unaudited and do not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and are not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in the MORs has been derived from the Debtors’ books and records but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. To comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared the MORs using the best information presently available to them, which has been collected, maintained, and prepared in accordance with the Debtors’ historical accounting practices. The MORs are true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The MORs are limited in scope, cover only the period referenced on the MOR cover pages, and have been prepared solely for the purpose of complying with the monthly reporting requirements of these Chapter 11 Cases. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the applicable reporting period, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. Although the Debtors generally prepare their financial statements on a consolidated basis, the MORs have been prepared on an entity-by-entity basis (excluding most intercompany eliminations). Given the complexity of the Debtors’ business, inadvertent errors or omission 1 The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification numbers, to the extent applicable, are NanoString Technologies, Inc. (4687), NanoString Technologies International, Inc. (2723), NanoString Technologies Netherlands B.V., and NanoString Technologies Germany GmbH. The Debtors’ headquarters is located at 530 Fairview Avenue North, Suite 2000, Seattle, WA 98109. Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 1 of 19

2 may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in the MORs. Further, the Debtors reserve the right to amend or supplement the MORs, if necessary, but shall be under no obligation to do so. 1. Currency. Unless otherwise indicated, all amounts listed in the MORs are reflected in U.S. dollars. 2. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Debtors’ Motion for Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Maintain Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, and (C) Continue to Perform Intercompany Transactions; (II) Waiving Certain Operating Guidelines; (III) Suspending Time to Comply with Section 345(b) of the Bankruptcy Code and (IV) Granting Related Relief (Docket No. 10) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Disbursements attributed to each entity represent the entity on behalf of which payments were made. 3. Supporting Documentation. Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee for the District of Delaware in connection with the completion of UST Form 11-MOR, Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany, debtor-to-debtor transactions, and escrow account fundings. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. Balance Sheet. Liabilities Subject to Compromise (“LSTC”) represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities is subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation, or other events. 4. Part 5 Questionnaire. The Debtors inadvertently made a payment to Bird & Bird LLP (“Bird & Bird”) during the reporting period (but prior to Bird & Bird’s retention in these Chapter 11 Cases), which has been listed in Part 7(h). Bird & Bird has agreed to refund such payment to the Debtors, which refund is currently in process. Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 2 of 19

3 5. Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases, the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, vendors, customers, and certain other prepetition creditors. All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the Debtors’ postpetition financing facility. Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 3 of 19

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. NanoString Technologies Netherlands B.V. Debtor(s) § § § § Case No. 24-10162 Lead Case No. 24-10160 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 02/04/2024 Months Pending: 3 Industry Classification: 3 3 4 5 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 12 Debtor's Full-Time Employees (as of date of order for relief): 12 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Allison S. Mielke 05/22/2024 Allison S. Mielke Rodney Square, 1000 North King Street, Wilmington, DE 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 4 of 19

UST Form 11-MOR (12/01/2021) 2 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $53,235 b. Total receipts (net of transfers between accounts) $72 $17,165 c. Total disbursements (net of transfers between accounts) $199,000 $430,440 d. Cash balance end of month (a+b-c) $-145,693 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $199,000 $430,440 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $132,487 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory ( (attach explanation))Book Market Other $0 d Total current assets $341,296 e. Total assets $1,251,242 f. Postpetition payables (excluding taxes) $78,885 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $45,367 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $124,252 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $679,581 n. Total liabilities (debt) (j+k+l+m) $803,833 o. Ending equity/net worth (e-n) $447,409 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $198,392 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $198,392 d. Selling expenses $0 e. General and administrative expenses $185,534 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $-2,480 j. Reorganization items $0 k. Profit (loss) $14,457 $46,596 Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 5 of 19

UST Form 11-MOR (12/01/2021) 3 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 6 of 19

UST Form 11-MOR (12/01/2021) 4 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 7 of 19

UST Form 11-MOR (12/01/2021) 5 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 8 of 19

UST Form 11-MOR (12/01/2021) 6 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 9 of 19

UST Form 11-MOR (12/01/2021) 7 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 10 of 19

UST Form 11-MOR (12/01/2021) 8 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $-27,839 $-50,860 b. Postpetition income taxes paid (local, state, and federal) $2,480 $10,045 c. Postpetition employer payroll taxes accrued $45,367 $105,755 d. Postpetition employer payroll taxes paid $13,018 $26,139 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $-18,391 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 11 of 19

UST Form 11-MOR (12/01/2021) 9 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Tom Bailey Signature of Responsible Party Chief Financial Officer Printed Name of Responsible Party 05/22/2024 DateTitle Tom Bailey Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 12 of 19

UST Form 11-MOR (12/01/2021) 10 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 13 of 19

UST Form 11-MOR (12/01/2021) 11 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 14 of 19

UST Form 11-MOR (12/01/2021) 12 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 PageFour PageThree Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 15 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Cash from Customers 11,200$ -$ -$ -$ Interest income 155 - - - VAT refund - - - - Total Operating Receipts 11,355 - - - Total Receipts 11,355 - - - Payroll, benefits and employee reimbursements (5,388) - (37) (127) Operations (9,036) - (28) (72) Total Operating Disbursements (14,424) - (65) (199) Professional Fees(2) Debtor(3) (3,502) - - - DIP Lender - - - - UCC (450) - - - US Trustee - - - - Other Restructuring Activities - - - - Total Restructuring Disbursements (3,952) - - - Debt service - - - - Total Disbursements (18,376) -$ (65)$ (199)$ Net Cash Flow (7,021)$ -$ (65)$ (199)$ Beginning Cash - Debtors 44,790$ -$ -$ 53$ (+/-) Net Cash Flow (7,021) - (65) (199) (+/-) Transfers Between Debtor Accounts (254) - 65 189 (+/-) Transfers Between Non-Debtor Accounts (746) - - - Ending Cash - Debtors 36,769$ -$ -$ 43$ (MOR part1d) Cash Balance End of Month 40,550$ -$ (65)$ (146)$ Footnotes: (1) All information contained herein is unaudited and subject to future adjustment. (2) Includes estimates for debtor, lender, and UCC professional fees, as well as UST fees. Reserved weekly per the DIP Order. (3) Includes transfers to professional fees escrow account. Disbursements for Calculating U.S. Trustee Quarterly Fees: Total Disbursements 18,376$ -$ 65$ 199$ +/- Transfers to Escrow Accounts (2,781) - - - +/- Transfers to Debtor in Possession Accounts - - - - Total Disbursements for Calculating U.S. Trustee Quarterly Fees 15,595$ -$ 65$ 199$ Schedule A: Statement of cash receipts and disbursements(1) Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 16 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Assets Current assets: Cash and cash equivalents 36,769$ -$ -$ 44$ Accounts receivable, net 18,520 - 15 132 Inventory, net 55,772 - - - Prepaid expenses and other 4,559 - 45 165 Intercompany receivables 3,080 - 835 - Total current assets 118,700 - 895 341 Property and equipment, net 37,351 - - 863 Operating lease right-of-use assets 11,914 - - - Other assets 2,874 - - 47 Investment in subsidiaries 238 - - - Total assets 171,077$ -$ 895$ 1,251$ Liabilities and Stockholders’ Equity Liabilities Not Subject to Compromise DIP facility 48,131$ -$ -$ -$ Accounts payable 2,166 - 11 14 Accrued liabilities 3,185 - - - Accrued compensation and other employee benefits 1,793 - 6 110 Intercompany payables - - - - Current portion of deferred revenue and other liabilities 11,943 - - - Current portion of operating lease liabilities 5,917 - - - Long-term portion of deferred revenue and other liabilities 5,211 - - - Long-term portion of operating lease liabilities 10,835 - - - Total liabilities not subject to compromise 89,181 - 17 124 Liabilities Subject to Compromise Secured debt 25,000 - - - Unsecured debt 322,129 - 56 680 Total liabilities subject to compromise 347,129 - 56 680 Total liabilities 436,310 - 73 804 Stockholders’ equity Common stock 5 - - - Additional paid-in-capital 833,669 - 34 - Accumulated (deficit) earnings (1,098,907) - 788 447 Total stockholders’ deficit (265,233) - 822 447 Total liabilities and stockholders’ equity 171,077$ -$ 895$ 1,251$ Book Value as of April 30, 2024 Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Schedule B: Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 17 of 19

($ in thousands) NanoString Technologies, Inc. NanoString Technologies International, Inc. NanoString Technologies Germany GmbH NanoString Technologies Netherlands B.V. Revenue: Product 4,844$ -$ -$ -$ Service and other 1,556 - 79 198 Total revenue 6,400 - 79 198 Costs and expenses: Cost of product revenue 2,972 - - - Cost of service and other revenue 1,303 - 11 - Total cost of revenue 4,275 - 11 - Research and development 1,278 - - - Selling, general and administrative 2,781 - 63 186 Total costs and expenses 8,334 - 74 186 Income (loss) from operations (1,934) - 5 12 Other income (expense): Interest income 155 - - - Interest expense (787) - - - Reorganization costs (13,818) - - - Loss on debt extinguishment (42,230) - - - Other income (expense), net (74) - (7) 4 Total other income (expense), net (56,754) - (7) 4 Net income (loss) before provision for income taxes (58,688) - (2) 16 Provision for income taxes - - (2) (2) Net income (loss) (58,688)$ -$ (4)$ 14$ For the 1 Month Ended April 30, 2024 Schedule C: Statement of operations (profit or loss statement) Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 18 of 19

($ in thousands) Account Holder Bank Open/Closed in Period Account Number End of Period Book Balance as of April 30, 2024 NanoString Technologies, Inc. PNC N/A X4438 6,241$ NanoString Technologies, Inc. PNC N/A X3656 30,291$ NanoString Technologies, Inc. PNC N/A X5079 33$ NanoString Technologies, Inc. SVB N/A X5420 204$ NanoString Technologies, Inc. SVB N/A X0135 -$ NanoString Technologies, Inc. SVB N/A X7003 -$ NanoString Technologies, Inc. SVB N/A X1862 -$ NanoString Technologies Netherlands B.V. Wise N/A X8469 44$ Schedule D Listing of Bank Accounts Case 24-10160-CTG Doc 576 Filed 05/22/24 Page 19 of 19